Statement of Additional Information Supplement dated July 23, 2021
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information (“SAI”) for the Funds listed below:
Invesco American Franchise Fund
Invesco Capital Appreciation Fund (formerly known as Invesco Oppenheimer Capital Appreciation Fund)
Invesco Core Plus Bond Fund
Invesco Discovery Fund (formerly known as Invesco Oppenheimer Discovery Fund)
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate ESG Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco S&P 500 Index Fund
Invesco Senior Floating Rate Fund (formerly known as Invesco Oppenheimer Senior Floating Rate Fund)
Invesco Short Duration High Yield Municipal Fund
Invesco Short Term Municipal Fund (formerly known as Invesco Oppenheimer Short Term Municipal Fund)
This supplement amends the SAI for the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information is added as the last paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks”:
Incidental to their other investment activities and unless otherwise indicated in a Fund’s prospectus, Funds that have a principal investment strategy of primarily investing in fixed income securities, may acquire equity securities (including common stocks, preferred stocks, convertible securities, warrants and rights) or other investments that the Fund ordinarily would not purchase, in connection with a bankruptcy, restructuring, workout or other extraordinary event concerning a particular portfolio investment. To the extent a Fund acquires equity securities or investments as described above, it may also purchase additional equity securities or investments of those issuers.
The following information replaces in its entirety the first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Senior Loans and Other Loans”:
Senior Loans and Other Loans. Among other debt securities described elsewhere in this SAI, the Funds may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable” rate loans) that hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans” in this SAI. Loans typically are arranged through private negotiations between a borrower and one or more financial institutions (Lenders). Usually the Lenders are represented by an agent (Agent), which usually is one of the Lenders. The borrowers may use the proceeds of loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, or for other purposes.
The first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Equity Investments” is deleted in its entirety.
The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Debt Investments – Commercial Instruments”:
Commercial Instruments. Commercial instruments include commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies. Invesco Senior Floating Rate Fund does not currently intend to invest more than 5% of its total assets in variable amount master demand notes. The Fund has no limitations on the type of issuer from whom these notes will be purchased.
Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short-term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts
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of money at varying rates of interest pursuant to arrangements with issuers who meet certain credit quality criteria. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore typically subject to the Funds’ percentage limitations for investments in illiquid investments. Commercial instruments may not be registered with the SEC.
Invesco Senior Floating Rate Fund can invest in commercial paper if it is rated within the top three rating categories by S&P Global Ratings (S&P) and Moody’s Investors Service, Inc. (Moody’s) or another nationally recognized statistical rating organization (NRSRO). If the paper is not rated, it may be purchased if the investment adviser determines that it is comparable to rated commercial paper in the top three categories of nationally recognized statistical rating organizations.
Effective July 15, 2021, Invesco Low Volatility Equity Yield Fund was renamed Invesco Income Advantage U.S. Fund and is no longer included in the Statement of Additional Information.
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